The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended March 31, 2009

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

                                                                                                       % OF
                                                                                                      TOTAL
                                                                                                     OFFERING RECEIVED
                                                                                                        IN     COPY
               SPECIALIST      SECURITY/                         AFFILIATED        DATE     TOTAL    MANAGED   FORM
PORTFOLIO        MANAGER         ISSUER        UNDERWRITER       UNDERWRITER     ACQUIRED  ACQUIRED  PORTION  10F-3?
---------     -------------- --------------- ---------------- ------------------ --------- --------- -------- --------
Fixed Income  Seix Advisors  Chesapeake      Deutsche Bank    SunTrust Robinson  1/28/2009 2,700,000  0.270%    Yes
 Opportunity                  Energy                           Humphrey
Fixed Income  Seix Advisors  McKesson        Bank of America  SunTrust Robinson   2/9/2009   410,000  0.117%    Yes
 Opportunity                                                   Humphrey
Fixed Income  Seix Advisors  CSC             JP Morgan        SunTrust Robinson   2/9/2009    75,000  0.140%    Yes
 Opportunity                  Holdings                         Humphrey
Fixed Income  Seix Advisors  Cox             JP Morgan        SunTrust Robinson  2/12/2009    30,000  0.240%    Yes
 Opportunity                  Entertainment                    Humphrey
Fixed Income  Seix Advisors  Waste           Deutsche Bank    SunTrust Robinson  2/23/2009   385,000  0.086%    Yes
 Opportunity                  Management                       Humphrey
Fixed Income  Seix Advisors  Tyson           JP Morgan        SunTrust Robinson  2/26/2009 1,730,000  0.214%    Yes
 Opportunity                                                   Humphrey
Fixed Income  Seix Advisors  Valero          JP Morgan        SunTrust Robinson   3/6/2009   815,000  0.109%    Yes
 Opportunity                  Energy                           Humphrey
Fixed Income  Seix Advisors  KSU             Bank of America  SunTrust Robinson  3/24/2009 1,145,000  0.573%    Yes
 Opportunity                                                   Humphrey
Fixed Income  Seix Advisors  Sunoco          Barclays         SunTrust Robinson  3/26/2009 2,945,000  1.178%    Yes
 Opportunity                                                   Humphrey

Intermediate  Standish       CA Various      Merrill Lynch    Pershing           3/25/2009 5,000,000  0.080%    Yes
 Term          Mellon         Purpose
 Municipal     Asset          GO
 Bond          Management
               Company
               LLC

The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended June 30, 2009

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

                                                                                                                % OF
                                                                                                               TOTAL
                                                                                                              OFFERING RECEIVED
                                                                                                                 IN      COPY
                      SPECIALIST       SECURITY/                         AFFILIATED        DATE      TOTAL    MANAGED    FORM
PORTFOLIO               MANAGER         ISSUER         UNDERWRITER       UNDERWRITER     ACQUIRED   ACQUIRED  PORTION   10F-3?
---------            -------------- ---------------- ---------------- ------------------ --------- ---------- -------- --------
Fixed Income II      Blackrock      New Jersey       Merrill Lynch    PNC Capital        5/27/2009 $  295,000   0.11%    Yes
                      Financial      Transportation                    Markets LLC
                      Management     Trust Fund
                                     Authority
Fixed Income         Seix Advisors  Rock-Tenn        Bank of America  SunTrust Robinson  5/14/2009 $  300,000   0.15%    Yes
 Opportunity                                                           Humphrey
Fixed Income         Seix Advisors  Ashland          Bank of America  SunTrust Robinson  5/19/2009 $4,000,000   0.06%    Yes
 Opportunity                                                           Humphrey
Fixed Income         Seix Advisors  Georgia          Bank of America  SunTrust Robinson  4/20/2009 $1,295,000   0.17%    Yes
 Opportunity                         Pacific                           Humphrey
Fixed Income         Seix Advisors  Oxford           Bank of America  SunTrust Robinson  6/23/2009 $  645,000   0.43%    Yes
 Opportunity                         Industries                        Humphrey
Fixed Income         Seix Advisors  Speedway         Bank of America  SunTrust Robinson  5/14/2009 $1,255,000   0.46%    Yes
 Opportunity                                                           Humphrey
Fixed Income         Seix Advisors  Encore           Bank of America  SunTrust Robinson  4/22/2009 $  950,000   0.42%    Yes
 Opportunity                         Acquisitions                      Humphrey
Fixed Income         Seix Advisors  Florida Gas      Goldman          SunTrust Robinson  4/29/2009 $1,260,000   0.21%    Yes
 Opportunity                                                           Humphrey
Fixed Income         Seix Advisors  Biovail          JPMorgan Chase   SunTrust Robinson   6/4/2009 $  330,000   0.11%    Yes
 Opportunity                                                           Humphrey
Fixed Income         Seix Advisors  Bill Barrett     Bank of America  SunTrust Robinson  6/30/2009 $1,500,000   0.60%    Yes
 Opportunity                                                           Humphrey